UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 13, 2006
MarketAxess Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-50670	52-2230784

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

140 Broadway, 42nd Floor New York, New York 10005

	(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (212) 813-6000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers;
Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-10.1: SETTLEMENT AND COMPROMISE AGREEMENT
EX-99.1: PRESS RELEASE

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
     On December 13, 2006, Iain N. Baillie stepped down as Head of MarketAxess Europe Limited (“MarketAxess Europe”), the London-based broker-dealer affiliate of MarketAxess Holdings Inc. (the “Company”), effective December 29, 2006 (the “Termination Date”).
     In connection with his departure from MarketAxess Europe, Mr. Baillie entered into a Settlement and Compromise Agreement with MarketAxess Europe (the “Agreement”). The Agreement contains a general release by Mr. Baillie of any and all claims against the Company and its affiliates arising on or prior to the Termination Date. Subject to Mr. Baillie’s compliance with all of his obligations under the Agreement, Mr. Baillie will (i) continue to be paid his current salary up to and including the Termination Date, and (ii) receive a 2006 discretionary bonus and ex gratia payments in the aggregate amount of £383,000 on January 25, 2007.
     The foregoing description of the severance payments and general release is only a summary and is qualified in its entirety by reference to the Agreement, a copy of which is attached as Exhibit 10.1 hereto and is incorporated by reference into this Item 5.02.
Item 8.01 Other Events.
     On December 14, 2006, the Company issued a press release announcing that Iain N. Baillie will step down as Head of MarketAxess Europe, effective December 29, 2006. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits:

10.1	Settlement and Compromise Agreement, dated December 13, 2006, by and between MarketAxess Europe Limited and Iain N. Baillie.

99.1	Press Release entitled “MarketAxess Announces Iain N. Baillie to Step Down as Head of MarketAxess Europe” issued by MarketAxess Holdings Inc. on December 14, 2006.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARKETAXESS HOLDINGS INC.
Date: December 15, 2006	By:	/s/ Richard M. McVey
		Name:	Richard M. McVey
		Title:	Chief Executive Officer

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EXHIBIT INDEX

Exhibit

10.1	Settlement and Compromise Agreement, dated December 13, 2006, by and between MarketAxess Europe Limited and Iain N. Baillie.

99.1	Press Release entitled “MarketAxess Announces Iain N. Baillie to Step Down as Head of MarketAxess Europe” issued by MarketAxess Holdings Inc. on December 14, 2006.

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